PBHG FUNDS
                           PBHG INSURANCE SERIES FUND

                  Prospectus Supplement Dated November 13, 2003

This Supplement updates certain information contained in the currently effective prospectuses for all share classes of PBHG Funds and all prospectuses of PBHG Insurance Series Fund. You should retain your Prospectus and all Supplements for future reference. You may obtain an additional copy of the Prospectus, as supplemented, free of charge, by calling 1-800-433-0051 for PBHG Funds and 1-800-347-9256 for PBHG Insurance Series Fund.

The following information is added to the Investment Adviser & Subadvisers section of the prospectus:

                  Pilgrim Baxter & Associates ("Pilgrim Baxter") announced on November 13, 2003 that founders Harold J. Baxter and Gary L. Pilgrim have stepped down from all their positions with Pilgrim Baxter and from all their positions with PBHG Funds and PBHG Insurance Series (collectively the "PBHG Fund Family"). David J. Bullock, President and Chief Operating Officer of Pilgrim Baxter, will also serve as the Chief Executive Officer of Pilgrim Baxter. In addition, Mr. Bullock has been elected by the Board of Trustees of the PBHG Fund Family to the positions of President of PBHG Funds and PBHG Insurance Series. Mr. Baxter's role as chairman of Pilgrim Baxter will be assumed by Scott F. Powers, chief executive of Old Mutual Asset Management, the US asset management group of Pilgrim Baxter's corporate parent, London-based Old Mutual plc.

                  In connection with an examination of active trading of mutual fund shares by the United States Securities and Exchange Commission ("SEC") and the New York Attorney General ("NYAG"), Pilgrim Baxter received inquiries and subpoenas for documents from those agencies. Pilgrim Baxter retained independent counsel to assist in responding to these inquiries and to conduct a thorough and independent examination of mutual fund shareholder trading practices in the PBHG Fund Family. This internal examination revealed that Mr. Pilgrim had a significant but passive investment in a private investment limited partnership, unaffiliated with Pilgrim Baxter, that actively purchased and redeemed shares of certain PBHG Funds and other mutual funds. This partnership's investment activity in the PBHG Funds was limited to the period from March 2000 to December 2001. Mr. Baxter had knowledge of Mr. Pilgrim's investment and that the limited partnership was actively trading in PBHG Fund shares. The internal investigation is ongoing and counsel will report the results of such examination to the PBHG Board of Trustees. In addition, Pilgrim Baxter and the PBHG Fund Family are continuing to cooperate fully with the SEC and the NYAG with respect to their examination of these matters.

                  Pilgrim Baxter determined that certain corrective measures were appropriate relating to the PBHG Fund Family's shareholder trading policies and practices. As a result, Pilgrim Baxter has informed the PBHG Fund Family that: (1) Mr. Pilgrim will contribute to the PBHG Funds all personal profits he received from his investment in the limited partnership for the period March, 2000 to December, 2001; (2) Pilgrim Baxter will reimburse to PBHG Funds management fees earned which were attributable to that limited partnership's investment in PBHG Funds; (3) Pilgrim Baxter will retain an independent accounting firm to conduct a separate review of the adequacy of internal controls and procedures affecting processes and functions critical to the investment management and administration of PBHG Fund Family; and (4) Pilgrim Baxter's current practices of attempting to prevent market timing activity in the PBHG Fund Family will be formally adopted as policies and disclosed in the PBHG Fund Family prospectuses.

                  The review of Pilgrim Baxter's practices and policies in these matters is ongoing, and will continue until any concerns that the Independent Trustees of the PBHG Fund Family may have are addressed. The Trustees, assisted by the Trustees' independent counsel, will continue to closely monitor Pilgrim Baxter's internal review. Pilgrim Baxter will continue to work closely with the Independent Trustees in assuring that the interests of shareholders remain paramount.

The following information is added to the Portfolio Managers section of the prospectus:

         Mr. Pilgrim's portfolio management responsibilities for the Growth Fund and Growth II Portfolio have been assumed on an interim basis by Michael S. Sutton, Pilgrim Baxter's chief investment officer and portfolio manager of the PBHG Large Cap Growth, Large Cap 20 and Select Growth Funds and Peter J. Niedland, portfolio manager of the PBHG Emerging Growth Fund. Mr. Sutton and Mr. Niedland have over 26 years of combined growth-equity investment experience. Mr. Pilgrim's responsibilities as part of the four member portfolio management team for Technology & Communications Fund and Technology & Communications Portfolio have been assumed by James M. Smith, co-portfolio manager of Strategic Small Company Fund.





PBHG-SUPP 11/13/03